[LOGO OF EATON VANCE       Investing
 APPEARS HERE]
                           for the

                           21st

                           Century(R)


                                        [PHOTO OF EARTH FROM SPACE APPEARS HERE]




Annual Report December 31, 1998


[PHOTO OF INDIA'S STATUE APPEARS HERE]


                                  EATON VANCE

                                   EMERGING

                                    MARKETS

                                     FUND


                                  Eaton Vance
                     Global Management Global Distribution



[PHOTO OF CHINA PARADE W/FLAGS APPEARS HERE]

Eaton Vance Emerging Markets Fund as of December 31, 1998
--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

[PHOTO OF JAMES B. HAWKES APPEARS HERE]

James B. Hawkes
President

Eaton Vance Emerging Markets Fund, Class A shares, had a total return of -32.7% for the year ended December 31, 1998. That return was the result of a decline in net asset value per share (NAV) from $11.97 on December 31, 1997 to $8.06 on December 31, 1998.1

The Fund's Class B shares had a total return of -32.9% during the year ended December 31, 1998. This return resulted from a decline in NAV from $11.91 on December 31, 1997 to $7.99 on December 31, 1998.1

By comparison, the Morgan Stanley Capital International Emerging Markets Index - an unmanaged index of common stocks traded in the emerging markets - had a total return of -23.2% during the same period.2

Emerging markets were buffeted
by weakness in Asia, currency woes...

The world's emerging markets were under great pressure through much of 1998. The sluggish Asian economy was slowed further by the lingering recession in Japan and a series of currency devaluations. Eastern Europe was set back by the near-collapse of the Russian economy. Tremors were felt in areas such as Latin America, where underlying economic fundamentals remained fairly strong. Meanwhile, fears of a global credit squeeze made investors generally more risk-conscious. The year's results in individual markets were quite discouraging: Brazil declined 33.5%; Mexico lost 24.7%; Hungary fell 21.2%; and Hong Kong slid 8.9%.

Continued economic reforms should
still produce good long-term returns in
the emerging markets...

The past year demonstrated the sometimes volatile nature of the emerging markets. Yet, even as the markets slowly recover, it is important to keep in mind that the emerging markets represent approximately 85% of the world's population, but only 15% of the world's economic output. That suggests that economic growth - admittedly uneven in these early stages - is just getting started.

It is also helpful to recall how far these markets have come in such a brief period. Less than a decade ago, Eastern Europe still labored under the yoke of communism, while Latin America struggled with inefficient, state-run bureaucracies and severe hyper-inflation. Today it is clear that free-market economies are the trend of the future. While the past year has been difficult for investors, we believe that the long-term future remains bright for the emerging markets. In the pages that follow, portfolio manager Kiersten Christensen reviews the year just ended, and looks ahead to 1999.

                                       Sincerely,

                                       /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       February 9, 1999

--------------------------------------------------------------------------------

Fund Information
as of December 31, 1998



Performance/3/                                     Class A           Class B
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
(at net asset value)
One Year                                             -32.7             -32.9%
Life of Fund+                                         -3.7              -4.3

SEC Average Annual Total Returns
(including sales charge or applicable CDSC)
One Year                                             -36.5             -36.3%
Life of Fund+                                         -5.1              -4.8

+Inception dates: Class A: 12/8/94; Class B: 11/30/94


Ten Largest Holdings/4/

Siam Cement Ltd.                                                          6.6%
Samsung Fire & Marine                                                     6.2
Mol Magyar Olayes Gazi GDR                                                5.3
Vina Concha y Toro ADR                                                    5.3
Videsh Sanchar Nigam Ltd. GDR                                             5.1
Telefonos de Mexico ADR                                                   4.9
Pyramids Brewers                                                          4.4
YPF Sociedad Anonima ADR                                                  3.5
Korea Electric Power Corp.                                                3.1
Dairy Farm International Holdings Ltd.                                    3.0


 1 These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. 2 It is not possible to invest directly in an Index. 3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 4 Ten largest holdings account for 47.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Emerging Markets Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion
--------------------------------------------------------------------------------

[PHOTO OF KIERSTEN CHRISTENSEN APPEARS HERE]

Kiersten Christensen
Portfolio Manager

An interview with
Kiersten Christensen,
Lloyd George Management, London,
portfolio manager of
Emerging Markets Portfolio.

Q: Kiersten, 1998 was a most challenging period around the globe. How would you characterize the emerging markets in the past year?

A Clearly, it was rough sledding in 1998 for investors in the emerging markets. The year was marked by a rare confluence of events, including a continuing economic slowdown in Asia, a meltdown in Russia, rising concerns over Brazil's fiscal debt problems, a credit crunch and flight from risk following the Long Term Capital Management crisis, and increasing political uncertainties in many leading countries. Market volatility sent many investors toward the relative safe harbor of the U.S. and European markets. Amid that volatility, selectivity was increasingly important. But even for the most selective investors, there was no place to hide in 1998.

Q: How have you positioned the Portfolio in this difficult environment?

A: The Portfolio's total Asian position was augmented throughout the third and fourth quarters of 1998. While the year began with continued fallout from the Asian financial crisis, Asian economies have since recovered somewhat due to increased current account surpluses, restructurings, and additional reforms. Moreover, the region has benefited from a decline in interest rates and a strengthening of local currencies.

   Our Latin America commitment was somewhat lower than a year ago, at 33.1%. The Latin markets were hampered by higher interest rates for much of the year. Declines in commodity exports were especially damaging for the region, largely the result of lower demand from Asia. However, in October, the International Monetary Fund announced a package to aid Brazil in implementing its financial reforms. That helped to stabilize the region.

   Eastern Europe, at 9.1%, was the next largest weighting. Russia's default on government debt and subsequent devaluation of the ruble at mid-year hurt other Eastern European markets. Ailing President Yeltsin's grip on power appeared increasingly tenuous at year-end.

Q: What industry sectors did you emphasize in the Portfolio?

A: As the economic contagion spread among the emerging markets, the Portfolio focused increasingly on consumer staples. Beverages, foods and pharmaceuticals can be attractive in an uncertain economic climate because they tend to be immune from fluctuations in the

--------------------------------------------------------------------------------

Five Largest Industry Weightings/1/

                            [BAR CHART APPEARS HERE]

Telephone Utilities                    13.7%
Beverages                               9.6%
Insurance                               8.1%
Oil & Gas Equipment                     7.4%
Banks/Money Services                    7.1%


Regional Distribution/1/

                            [PIE CHART APPEARS HERE]

Latin America                          33.1%
East Asia                              32.7%
Other                                   9.6%
East Europe                             9.1%
Middle East                             8.0%
South Asia                              7.5%

/1/ Because the Portfolio is actively managed, Industry Weightings and Regional Distributions are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Emerging Markets Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion Cont'd
--------------------------------------------------------------------------------

   economy. Oil and gas exploration companies also numbered among our largest holdings. While energy prices have been depressed, the companies remained attractive for their proven oil and gas reserves. In addition, in the aftermath of the Mobil-Texaco merger, there are signs of a possible trend toward consolidation among large, global energy companies. Finally, we had large investments among electric, gas and telephone utilities. While these companies have generally been fairly recession-resistant, they are continuing to benefit from government efforts to modernize phone and utility infrastructures in these emerging markets.

Q: Let's look at Latin America. What companies have you favored in that region?

A: Telefonos de Mexico ADR is the monopoly supplier of fixed-line telephone service in Mexico. Telmex provides local, long-distance and cellular services, and has enjoyed good earnings momentum from rapid growth in access lines and a sharp increase in local and international toll volume.

   Vina Concha y Toro is among Chile's largest wineries. Chile's stature as a wine producer and exporter has continued to soar in recent years. Its coastal location has helped generate a growing trade with the Pacific Rim nations. Quality producer Concha y Toro has expanded its major land holdings and increased its wine-making capacity in recent years. The company should also benefit significantly from the devaluation of the Chilean peso.

   YPF Sociedad Anonima is a major Argentine energy producer, with more than 1 billion barrels of proven oil reserves. Like many large Argentine companies, YPF suffered for many years from a bloated bureaucracy. The company's prospects improved greatly from government's efforts to privatize industry and the decontrolling of oil prices. One of the most undervalued global oil companies, YPF has been in recent merger discussions.

Q: Could we look briefly at East Asia - the China region?

A: Yes. This area of the world has been among the most troubled. The currency crises that swept through Asia in 1998 stifled economic growth in the first half and depressed stock market performance. While the region is, by no means, out of the woods, recently there have been some hopeful signs.

   In Thailand, the Portfolio's largest Asian exposure, the government has made strides in meeting International Monetary Fund targets and reforming the banking system. Meanwhile, South Korea was the year's strongest performer in Asia, as the government took steps to restructure the nation's largest chaebols, or conglomerates. The market was helped by declining interest rates, a rise in the Japanese yen, and by large current account surpluses and foreign reserves.

   The Portfolio's largest Asian investment at December 31 was Siam Cement, a major Thai cement manufacturer. The company supplies large infrastructure projects in Thailand and throughout the region. While domestic sales declined sharply with the slower Thai economy, exports of petrochemicals, cement, and construction materials rose dramatically. The devaluation of the baht improved the company's competitiveness in foreign markets.

   Samsung Fire & Marine is South Korea's largest non-life insurer. The company maintains lines in property and casualty, marine, auto, and specialty insurance, as well as a variety of other financial services. With a sizable workforce already in the U.S., Samsung has expanded in recent years into South America and Eastern Europe.

Q: The Portfolio also had investments in some newer markets, including Egypt and Hungary.

A: Yes. Hungary re-opened its markets in 1990, following a 42-year hiatus. The market has been instrumental in attracting capital to Hungary's newly reformed economy. The

Eaton Vance Emerging Markets Fund as of December 31, 1998
--------------------------------------------------------------------------------
Management Discussion Cont'd
--------------------------------------------------------------------------------

   Portfolio had an investment in Magyar Olayes Gazipuri GDR, Hungary's national oil and gas company. The company is active in exploration and production as well as in marketing and refining. Its proven reserves have risen sharply in the past two years, reflecting a sharp increase in natural gas. Magyar is part of a consortium that is building a power plant in Hungary. The company is also expanding its retail operations in Eastern Europe.

   In Egypt, the Portfolio had an investment in Al Ahram Beverages. Al Ahram brewing operations have been in operation since 1897. The company's marquee product is Bira Stella Lager, a favorite in Europe that is gaining a foothold in the U.S. The company also produces a non-alcoholic, malt flavored beverage as well as natural fruit drinks. Al Ahram also has a bottling agreement with Royal Crown Cola.

Q: Given the volatility of the past year, what would you say to shareholders about the coming year?

A: Understandably, many investors have been unnerved by the decline in the markets during the past year. Yet, for all of the volatility, the commitment toward economic reform remains unwavering in these emerging markets. Many have shown a new resolve to correct their banking problems and eliminate some past excesses that have been in place for decades in countries like Brazil.

   But most importantly, investors should remember that we invest in companies, not just countries. Many of the companies in the Portfolio continued to post impressive earnings growth, even in these unsettling economic conditions. That is a most encouraging sign. As the dust settles from these recent difficulties, we believe that the emerging markets will again provide excellent opportunities for patient, growth-oriented investors. We are confident that Emerging Markets Portfolio is well-positioned to participate in those opportunities.


Comparison of Change in Value of a $10,000 Investment in Eaton Vance Emerging Markets Fund Class B vs. The Morgan Stanley Capital International Emerging Markets Index*

                           [LINE GRAPH APPEARS HERE]


                   Date              Fund/NAV            MSCI
                   ----              --------            ----

                 11/30/94             $10,000          $10,000
                 12/31/94              $9,960           $9,478
                  1/31/95              $9,590           $8,440
                  2/28/95              $9,660           $8,290
                  3/31/95              $9,640           $8,406
                  4/30/95              $9,820           $8,578
                  5/31/95             $10,440           $8,880
                  6/30/95             $10,450           $8,858
                  7/31/95             $10,610           $8,993
                  8/31/95             $10,480           $8,695
                  9/30/95             $10,410           $8,791
                 10/31/95             $10,100           $8,499
                 11/30/95              $9,710           $8,286
                 12/31/95             $10,050           $8,606
                  1/31/96             $11,020           $8,998
                  2/28/96             $11,420           $8,883
                  3/31/96             $11,130           $9,009
                  4/30/96             $11,890           $9,654
                  5/31/96             $12,550           $9,466
                  6/30/96             $12,580           $9,590
                  7/31/96             $11,740           $8,939
                  8/31/96             $12,110           $9,137
                  9/30/96             $12,360           $9,215
                 10/31/96             $12,270           $8,955
                 11/30/96             $12,660           $9,116
                 12/31/96             $12,903           $9,121
                  1/31/97             $14,029           $9,715
                  2/28/97             $14,699          $10,108
                  3/31/97             $14,324           $9,860
                  4/30/97             $14,405           $9,930
                  5/31/97             $14,912          $10,175
                  6/30/97             $15,794          $10,763
                  7/31/97             $16,007          $10,959
                  8/31/97             $14,253           $9,693
                  9/30/97             $14,790           $9,767
                 10/31/97             $12,822           $8,082
                 11/30/97             $12,406           $7,772
                 12/31/97             $12,454           $7,895
                  1/31/98             $11,576           $7,362
                  2/28/98             $13,029           $8,176
                  3/31/98             $13,332           $8,465
                  4/30/98             $13,416           $8,316
                  5/31/98             $11,304           $7,187
                  6/30/98             $10,059           $6,460
                  7/31/98             $10,373           $6,667
                  8/31/98              $7,414           $4,821
                  9/30/98              $7,445           $5,134
                 10/31/98              $7,592           $5,688
                 11/30/98              $8,355           $6,147
                 12/31/98              $8,365           $6,061



Performance+                                      Class A      Class B
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
(at net asset value)
One Year                                          -32.7         -32.9%
Life of Fund++                                     -3.7          -4.3

SEC Average Annual Total Returns
--------------------------------------------------------------------------------
(including sales charge or
applicable CDSC)
One Year                                          -36.5         -36.3%
Life of Fund++                                     -5.1          -4.8

++Inception dates: Class A: 12/8/94; Class B: 11/30/94


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 11/30/94.

   The chart compares the Fund's total return with that of the Morgan Stanley Capital International Emerging Markets Index, a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class A shares on 12/31/94 at net asset value would have been worth $8,632 on December 31, 1998; $8,133 including the 5.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Emerging Markets Fund as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Emerging Markets Portfolio, at value
   (identified cost, $7,618,268)                                 $  7,252,512

Receivable for Fund shares sold                                        83,509
Receivable from the Manager                                            16,178
Receivable from the Investment Adviser                                 21,446
Deferred organization expenses                                         25,766
--------------------------------------------------------------------------------
Total assets                                                     $  7,399,411
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                 $    253,412
Payable to affiliate for Trustees' fees                                    96
Other accrued expenses                                                 16,106
--------------------------------------------------------------------------------
Total liabilities                                                $    269,614
--------------------------------------------------------------------------------
Net Assets                                                       $  7,129,797
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $ 10,960,011
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                   (3,461,360)
Accumulated net investment loss                                        (3,098)
Net unrealized depreciation from
   Portfolio (computed on the basis of                               (365,756)
   identified cost)
--------------------------------------------------------------------------------
Total                                                            $  7,129,797
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  3,065,562
Shares Outstanding                                                    380,238
Net Asset Value and Redemption Price
   Per Share
   (net assets / shares of beneficial                            $       8.06
   interest outstanding)
Maximum Offering Price Per Share
   (100 / 94.25 of $8.06)                                        $       8.55
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  4,064,235
Shares Outstanding                                                    508,719
Net Asset Value, Offering Price and
   Redemption Price Per Share
   (net assets / shares of beneficial                            $       7.99
   interest outstanding)
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations


For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $3,349)                                $    170,535
Expenses allocated from Portfolio                                    (149,415)
--------------------------------------------------------------------------------
Net investment income from Portfolio                             $     21,120
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Management fee                                                   $     26,612
Trustees fees and expenses                                                199
Distribution and service fees
   Class A                                                             20,726
   Class B                                                             62,011
Amortization of organization expenses                                  27,940
Registration fees                                                      24,925
Printing and postage                                                   23,090
Transfer and dividend disbursing agent fees                            20,285
Legal and accounting services                                          12,442
Custodian fee                                                           8,769
Miscellaneous                                                           7,507
--------------------------------------------------------------------------------
Total expenses                                                   $    234,506
--------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Investment Adviser              $     21,446
   Allocation of expenses to the Manager                               16,178
   Reduction of management fee                                          4,569
--------------------------------------------------------------------------------
Total expense reductions                                         $     42,193
--------------------------------------------------------------------------------

Net expenses                                                     $    192,313
--------------------------------------------------------------------------------

Net investment loss                                              $  (171,193)
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)               $ (2,800,043)
   Foreign currency and forward foreign currency exchange
      contract transactions                                          (136,450)
--------------------------------------------------------------------------------
Net realized loss                                                $ (2,936,493)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments                                                   $ (1,070,035)
   Foreign currency and forward foreign
      currency exchange contracts                                      68,144
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $ (1,001,891)
--------------------------------------------------------------------------------

Net realized and unrealized loss                                 $ (3,938,384)
--------------------------------------------------------------------------------

Net decrease in net assets from operations                       $ (4,109,577)
--------------------------------------------------------------------------------


                        See notes to financial statements

Eaton Vance Emerging Markets Fund  as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                              Year Ended            Year Ended
in Net Assets                                    December 31, 1998     December 31, 1997
------------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $    (171,193)        $    (190,959)
   Net realized loss                                    (2,936,493)             (168,823)
   Net change in unrealized
      appreciation (depreciation)                       (1,001,891)             (571,715)
------------------------------------------------------------------------------------------
Net decrease in net assets from operations           $  (4,109,577)        $    (931,497)
------------------------------------------------------------------------------------------
Distributions to shareholders --
   In excess of net realized gain
      Class B                                        $          --         $    (279,016)
------------------------------------------------------------------------------------------
Total distributions to shareholders                  $          --         $    (279,016)
------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $   1,790,820         $          --
      Class B                                            1,560,888             6,853,550
   Issued in reorganization of EV Traditional
      Emerging Markets Fund
      Class A                                            4,989,133                    --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class B                                                   --               248,582
   Cost of shares redeemed
      Class A                                           (2,105,721)                   --
      Class B                                           (4,069,955)           (3,542,043)
------------------------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                           $   2,165,165         $   3,560,089
------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                $  (1,944,412)        $   2,349,576
------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------
At beginning of year                                 $   9,074,209         $   6,724,633
------------------------------------------------------------------------------------------
At end of year                                       $   7,129,797         $   9,074,209
------------------------------------------------------------------------------------------


Accumulated
net investment loss
included in net assets
------------------------------------------------------------------------------------------
At end of year                                       $      (3,098)        $     (12,112)
------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Emerging Markets Fund  as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                             Year Ended December 31,
                                           -----------------------------------------------------------------------------------------
                                                    1998                1997           1996           1995            1994(1)
                                           -----------------------------------------------------------------------------------------
                                           Class A       Class B        Class B        Class B        Class B         Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year       $  11.970     $   11.910     $   12.720     $  10.050      $    9.960      $  10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                        $  (0.146)    $   (0.236)     $  (0.012)    $  (0.143)     $   (0.268)     $  (0.003)
Net realized and unrealized gain (loss)       (3.764)        (3.684)        (0.436)        2.988           0.358         (0.037)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations        $  (3.910)    $   (3.920)     $  (0.448)    $   2.845      $    0.090      $  (0.040)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                     $      --     $       --      $      --     $  (0.175)     $       --      $      --
In excess of net realized gain                    --             --         (0.362)           --              --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                        $      --     $       --      $  (0.362)    $  (0.175)     $       --      $      --
------------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of year             $   8.060     $    7.990      $  11.910     $  12.720      $   10.050      $   9.960
------------------------------------------------------------------------------------------------------------------------------------


Total Return (2)                              (32.66)%       (32.91)%        (3.48)%       28.49%           0.90%         (0.40)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)    $   3,066     $    4,064      $   9,074     $   6,725      $    1,801      $     229
Ratios (As a percentage of average
   daily net assets):
   Net expenses (3)(4)                          3.25%          3.70%          3.50%         3.41%           6.19%          0.75%(5)
   Net expenses after custodian
      fee reduction (3)                         2.95%          3.40%          3.32%         3.19%           6.19%            --
   Net investment loss                         (1.34)%        (1.79)%        (1.92)%       (1.76)%         (4.64)%        (0.75)%(5)
------------------------------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average
   daily net assets):
   Expenses (3)(4)                              3.65%          4.10%          3.79%         4.52%          11.35%          9.14%(5)
   Expenses after custodian fee
      reduction (3)                             3.35%          3.80%          3.61%         4.30%          11.35%            --
   Net investment loss                         (1.74)%        (2.19)%        (2.21)%       (2.87)%         (9.80)%        (9.14)%(5)
Net investment loss per share              $  (0.188)    $   (0.289)     $  (0.014)    $  (0.233)     $   (0.566)     $  (0.037)
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, November 30, 1994, to December 31, 1994.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4) The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the prior period has not been adjusted to reflect this change.

(5)  Annualized.


                       See notes to financial statements

Eaton Vance Emerging Markets Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Eaton Vance Emerging Markets Fund (the Fund) is a mutual fund seeking long-term capital appreciation through investment in a portfolio of equity securities of companies in countries with emerging markets. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (92.1% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

   D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, net currency losses of $3,098, attributable to security transactions incurred after October 31, 1998, are treated as arising on the first day of the Fund's next taxable year. At December 31, 1998, the Fund, for federal income tax purposes had a capital loss carryover of $3,519,591 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2006.

   E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   F Other -- Investment transactions are accounted for on a trade date basis.

   G Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and

Eaton Vance Emerging Markets Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1998, $185,861 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $211,077 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized loss on investment transactions and net assets were unaffected by these reclassifications.

3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:



                                                             Year Ended
   Class A                                                   December 31, 1998
   -----------------------------------------------------------------------------
   Sales                                                               196,494
   Redemptions                                                        (233,164)
   Issued to EV Traditional Emerging Markets
     Fund shareholders                                                 416,908
   -----------------------------------------------------------------------------
   Net increase                                                        380,238
   -----------------------------------------------------------------------------



                                                       Year Ended December 31,
   Class B                                           ---------------------------
                                                        1998              1997
   -----------------------------------------------------------------------------
   Sales                                              154,536           478,265

   Issued to shareholders electing to
     receive payment of distributions
     in Fund shares                                        --            21,003

   Redemptions                                       (407,659)         (266,016)
   -----------------------------------------------------------------------------

   Net increase (decrease)                           (253,123)          233,252
   -----------------------------------------------------------------------------


4  Management Fee and Other Transactions
   with Affiliates
   -----------------------------------------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) (the "Manager") as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1998, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $26,612. To reduce the net operating loss of the Fund, the Manager reduced the management fee by $4,569. In addition, the Manager was allocated $16,178 of the Fund's operating expenses. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to Lloyd George Management (Bermuda), and to EVM and its affiliates. To reduce the net operating loss of the Fund, the Adviser was allocated $21,446 of the Fund's operating expenses. See Note 2 of the Portfolio's Notes to Financial Statement, which are included elsewhere in this report.

Eaton Vance Emerging Markets Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


5  Distribution Plans
   -----------------------------------------------------------------------------
   The Fund has adopted distribution plans (Class A Plan and Class B Plan, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) an amount equal to (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year and an amount equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments attributable to Class B shares during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of the contingent deferred sales charge (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $14,968 and $48,738 for Class A and Class B shares, respectively, to EVD for the year ended December 31, 1998, representing 0.36% and 0.75% of average daily net assets for Class A and Class B shares, respectively. At December 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $229,000 for Class B shares.

   In addition, the Plans authorize the Fund to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. The Fund paid or accrued service fees to EVD for the year ended December 31, 1998 in the amounts of $5,758 and $13,273 for Class A shares and Class B shares, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $66,000 of CDSC paid by shareholders for Class B shares for the year ended December 31, 1998. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value because the purchase amount was $1 million or more.

7  Investment Transactions
   -----------------------------------------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $3,352,082 and $6,527,775, respectively, for the year ended December 31, 1998.

8  Transfer of Net Assets
   -----------------------------------------------------------------------------
   On January 1, 1998, EV Marathon Emerging Markets Fund acquired the net assets of EV Traditional Emerging Markets Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV

Eaton Vance Emerging Markets Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   Marathon Emerging Markets Fund, at the closing, issued 416,908 Class A shares of the Fund having an aggregate value of $4,989,133. As a result, the Fund issued one Class A share for each share of EV Traditional Emerging Markets Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Traditional Emerging Markets Fund's net assets at the date of the transaction was $4,989,133, including $229,578 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Emerging Markets Fund (formerly EV Marathon Emerging Markets Fund) were $14,063,342 with a net asset value of $11.97 and $11.91 for Class A and Class B shares, respectively.

9  Name Change
   -----------------------------------------------------------------------------
   Effective January 1, 1998, EV Marathon Emerging Markets Fund changed its name to Eaton Vance Emerging Markets Fund.

Eaton Vance Emerging Markets Fund  as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of Eaton Vance Special Investment Trust:
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the financial highlights for each of the years in the four-year period ended December 31, 1998 and for the period from the start of business, November 30, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Emerging Markets Fund series of Eaton Vance Special Investment Trust at December 31, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


                                             DELOITTE & TOUCHE LLP
                                             Boston, Massachusetts
                                             February 12, 1999

Emerging Markets Portfolio  as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Common Stocks -- 95.8%


Security                                              Shares          Value
--------------------------------------------------------------------------------

Banks and Money Services -- 7.1%
--------------------------------------------------------------------------------
Alpha Credit Bank                                           366      $   37,937
Greek bank
Bank Handlowy Warszawie                                   7,000          86,353
Leading corporate and trade finance bank in Poland
Hana Bank                                                15,000         165,835
Korean commercial bank
National Bank of Greece                                     800         178,787
One of Greece's leading banks with over 40% of
the total deposit base
Philippine National Bank(1)                              60,300          93,068
Philippine universal bank
--------------------------------------------------------------------------------
                                                                     $  561,980
--------------------------------------------------------------------------------

Beverages -- 9.6%
--------------------------------------------------------------------------------
Pyramids Brewers                                          6,000      $  343,109
The largest brewer in Egypt
Vina Concha y Toro ADR                                   16,000         414,000
Wine producer/exporter
--------------------------------------------------------------------------------
                                                                     $  757,109
--------------------------------------------------------------------------------

Broadcasting and Cable -- 2.5%
--------------------------------------------------------------------------------
TV Azteca SA                                             30,000      $  200,625
Mexico's second largest television company
--------------------------------------------------------------------------------
                                                                     $  200,625
--------------------------------------------------------------------------------

Communications Services -- 2.9%
--------------------------------------------------------------------------------
Panafon Hellenic Registered S GDS(1)                      8,500      $  225,888
Greece's leading mobile phone operator
--------------------------------------------------------------------------------
                                                                     $  225,888
--------------------------------------------------------------------------------

Conglomerates -- 2.9%
--------------------------------------------------------------------------------
John Keells Holdings                                     52,000      $  169,458
John Keells Holdings GDR                                  2,041          12,246
A conglomerate involved in tea, hotels, beverages
and others
Quinenco SA ADR                                           5,400          43,200
A large diversified company engaged in industrial and
financial services
--------------------------------------------------------------------------------
                                                                     $  224,904
--------------------------------------------------------------------------------

Electric Utilities -- 4.6%
--------------------------------------------------------------------------------
Cemig Cia Energy Spons ADR                                6,000      $  111,844
One of Brazil's two integrated power companies
Korea Electric Power Corp.                               10,000         247,714
Korean Electricity generator & distributor
--------------------------------------------------------------------------------
                                                                     $  359,558
--------------------------------------------------------------------------------

Entertainment -- 2.4%
--------------------------------------------------------------------------------
Grammy Entertainment Public                              40,000      $  189,349
Producer and distributor of music titles in Thailand
--------------------------------------------------------------------------------
                                                                     $  189,349
--------------------------------------------------------------------------------

Foods -- 3.9%
--------------------------------------------------------------------------------
Carulla SA ADR                                          155,000      $  193,750
Columbian grocery and supermarket chain
JG Summit Holdings, Class B(1)                        1,853,000         114,397
Philippine Conglomerate
--------------------------------------------------------------------------------
                                                                     $  308,147
--------------------------------------------------------------------------------

Information Services -- 1.8%
--------------------------------------------------------------------------------
Forsoft Ltd.(1)                                        13,500        $  140,063
Israeli technology company concentrating on the year
2000 problem
--------------------------------------------------------------------------------
                                                                     $  140,063
--------------------------------------------------------------------------------

Insurance -- 8.1%
--------------------------------------------------------------------------------
Liberty Life Associates of Africa                      11,000        $  151,446
One of South Africa's most efficient life
insurance companies
Samsung Fire & Marine Insurance                         1,300           486,283
Korean non-life insurer
--------------------------------------------------------------------------------
                                                                     $  637,729
--------------------------------------------------------------------------------

Investment Services -- 1.0%
--------------------------------------------------------------------------------
Li & Fung, Ltd.                                        38,000        $   78,725
Largest global intermediator between garment
suppliers and retailers
--------------------------------------------------------------------------------
                                                                     $   78,725
--------------------------------------------------------------------------------

Machinery -- 6.6%
--------------------------------------------------------------------------------
Siam Cement Co. Ltd.(1)                                23,000        $  521,590
Largest industrial and building material producer
in Thailand
--------------------------------------------------------------------------------
                                                                     $  521,590
--------------------------------------------------------------------------------

Manufacturing -- 0.1%
--------------------------------------------------------------------------------
Uralmash-Zavody ADR(1)                                 12,500        $    7,100
Russian engineering company
--------------------------------------------------------------------------------
                                                                     $    7,100
--------------------------------------------------------------------------------


                       See notes to financial statements

Emerging Markets Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Security                            Shares             Value
--------------------------------------------------------------------

Media & Leisure -- 2.6%
--------------------------------------------------------------------
Corporacion Interamericana de
Entretenimiento S.A.(1)              75,040            $  204,799
South American fibre
optic cable company
for telecommunications
--------------------------------------------------------------------
                                                       $  204,799
--------------------------------------------------------------------

Metals - Industrial -- 2.0%
--------------------------------------------------------------------
Anglo America Corp.                   5,700            $  160,634
Major South African
mining finance company
--------------------------------------------------------------------
                                                       $  160,634
--------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 7.4%
--------------------------------------------------------------------
Gulf Indonesia Resources
Ltd. ADR(1)                          15,000            $   97,500
Cheap explorer of oil and
natural gas in Indonesia
JSC Surgutneftegaz ADR               60,000               205,500
Russia's largest oil
producer
YPF Sociedad Anonima ADR             10,000               279,375
Exploration, development
and production of oil and
natural gas
--------------------------------------------------------------------
                                                       $  582,375
--------------------------------------------------------------------

Oil and Gas - Integrated -- 5.3%
--------------------------------------------------------------------
Mol Magyar Olayes Gazi GDR           15,000            $  414,375
Interests in oil and gas
exploration and production,
gas wholesale distribution,
storage and transmission,
oil refining and marketing
--------------------------------------------------------------------
                                                       $  414,375
--------------------------------------------------------------------

Retail - Food and Drug -- 6.8%
--------------------------------------------------------------------
Blue Square Stores(1)                12,000            $  141,766
Supermarket and specialty
store chain
Compania Brasileira de
Distrib. GDR                         10,000               155,000
Supermarket chain
Dairy Farm International
Holdings Ltd.                       207,726               238,885
Hong Kong and Pacific
supermarket operator and
general retailer
--------------------------------------------------------------------
                                                       $  535,651
--------------------------------------------------------------------

Retail - General -- 4.5%
--------------------------------------------------------------------
Pizza Co. Ltd.                       48,400            $  162,510
Owner and operator of all
Pizza Hut and other fast
food franchises in
Thailand
President Chain Store Corp.          60,000               189,013
Taiwanese operator of
7-11 convenience stores
and other consumer
businesses
--------------------------------------------------------------------
                                                       $  351,523
--------------------------------------------------------------------

Telephone Utilities -- 13.7%
--------------------------------------------------------------------
Compania de
Telecomunicaciones ADR               10,000            $  206,875
Chile's largest telecom
provider
Telefonos de Mexico ADR               8,000               389,500
Largest telecom operator
with interests in local
and long distance
telecommunications
Telesp Participacoes SA           6,750,000                86,592
The holding company that
controls two operators in
the state of Sao Paulo,
Brazil's wealthiest state
Videsh Sanchar Nigam Ltd., GDR       32,500               398,125
India's monopoly
international telephone
service provider
--------------------------------------------------------------------
                                                       $1,081,092
--------------------------------------------------------------------
Total Common Stocks
   (identified cost $8,048,647)                        $7,543,216
--------------------------------------------------------------------

Preferred Stocks -- 4.1%


Security                           Shares                 Value
--------------------------------------------------------------------

Electric Utilities -- 0.1%
--------------------------------------------------------------------
Centrais Geradoras do Sul
do Brasil S.A.(1)                 7,000,000            $    9,154
This company is an
electricity generator.
--------------------------------------------------------------------
                                                       $    9,154
--------------------------------------------------------------------

Oil and Gas - Integrated -- 1.6%
--------------------------------------------------------------------
Petroleo Brasiliero SA            1,110,000            $  125,860
Brazil's sole integrated
oil company, a monopoly
in exploration,
production, refining,
transportation, importing
and exporting of oil and
natural gas
--------------------------------------------------------------------
                                                       $  125,860
--------------------------------------------------------------------

Telephone Utilities -- 2.4%
--------------------------------------------------------------------
Telecommunication Sudeste
Celular(1)                       45,500,000            $  192,055
The holding company for
the cellular operators in
the states of Rio de
Janeiro and Espirito Santo
--------------------------------------------------------------------
                                                       $  192,055
--------------------------------------------------------------------

Total Preferred Stocks
   (identified cost $326,560)                          $  327,069
--------------------------------------------------------------------

Total Investments -- 99.9%
   (identified cost $8,375,207)                        $7,870,285
--------------------------------------------------------------------

Other Assets, Less Liabilities -- 0.1%                 $    6,563
--------------------------------------------------------------------

Net Assets -- 100%                                     $7,876,848
--------------------------------------------------------------------
Company descriptions are unaudited.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(1) Non-income producing security.

                       See notes to financial statements

Emerging Markets Portfolio  as of December 31, 1998

PORTFOLIO OF INVESTMENTS

Country Concentration of Portfolio


                             Percentage
Country                      of Net Assets        Value
------------------------------------------------------------
Argentina                             3.6%        $279,375
Brazil                                8.6%         680,505
Chile                                 8.4%         664,075
Colombia                              2.5%         193,750
Egypt                                 4.4%         343,109
Greece                                5.6%         442,612
Hong Kong                             1.0%          78,725
Hungary                               5.3%         414,375
India                                 5.1%         398,125
Indonesia                             1.2%          97,500
Israel                                3.6%         281,829
Mexico                               10.1%         794,924
Philippines                           2.6%         207,465
Poland                                1.1%          86,353
Republic of Korea                    11.4%         899,832
Russia                                2.7%         212,600
Singapore                             3.0%         238,885
South Africa                          4.0%         312,080
Sri Lanka                             2.3%         181,704
Taiwan                                2.4%         189,013
Thailand                             11.1%         873,449


                        See notes to financial statements

Emerging Markets Portfolio  as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $8,375,207)                                  $ 7,870,285
Foreign currency, at value
    (identified cost, $367,489)                                        382,183
Dividends receivable                                                    14,179
Deferred organization expenses                                           3,473
--------------------------------------------------------------------------------
Total assets                                                       $ 8,270,120
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Demand note payable                                                $   285,000
Payable for investments purchased                                       84,010
Due to bank                                                                144
Payable to affiliate for Trustees' fees                                     42
Other accrued expenses                                                  24,076
--------------------------------------------------------------------------------
Total liabilities                                                  $   393,272
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio          $ 7,876,848
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals            $ 8,363,831
Net unrealized depreciation (computed on the basis of
    identified cost)                                                  (486,983)
--------------------------------------------------------------------------------
Total                                                              $ 7,876,848
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $3,898)                           $   216,054
--------------------------------------------------------------------------------
Total investment income                                            $   216,054
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                             $    91,187
Administration fee                                                      30,396
Custodian fee                                                           68,660
Legal and accounting services                                           21,037
Trustees fees and expenses                                               5,150
Amortization of organization expenses                                    3,825
Miscellaneous                                                            7,036
--------------------------------------------------------------------------------
Total expenses                                                     $   227,291
--------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee                                     $    36,451
    Reduction of investment adviser fee                                 14,847
    Reduction of administration fee                                      4,950
--------------------------------------------------------------------------------
Total expense reductions                                           $    56,248
--------------------------------------------------------------------------------

Net expenses                                                       $   171,043
--------------------------------------------------------------------------------


Net investment income                                              $    45,011
--------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)                $(3,478,264)
    Foreign currency and forward foreign
       currency exchange contract transactions                        (165,376)
--------------------------------------------------------------------------------
Net realized loss                                                  $(3,643,640)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                            $(1,217,948)
    Foreign currency and forward foreign
       currency exchange contracts                                      77,252
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $(1,140,696)
--------------------------------------------------------------------------------


Net realized and unrealized loss                                   $(4,784,336)
--------------------------------------------------------------------------------


Net decrease in net assets from operations                         $(4,739,325)
--------------------------------------------------------------------------------


                        See notes to financial statements

Emerging Markets Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                     Year Ended           Year Ended
in Net Assets                           December 31, 1998    December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income                   $      45,011       $       15,335
    Net realized loss                          (3,643,640)            (593,013)
    Net change in unrealized
       appreciation (depreciation)             (1,140,696)          (1,182,400)
--------------------------------------------------------------------------------

Net decrease in net assets
    from operations                         $  (4,739,325)      $   (1,760,078)
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                           $   3,995,966       $   26,595,739
    Withdrawals                                (9,933,398)         (16,940,583)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from capital transactions               $  (5,937,432)      $    9,655,156
--------------------------------------------------------------------------------

Net increase (decrease) in net assets       $ (10,676,757)      $    7,895,078
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $  18,553,605       $   10,658,527
--------------------------------------------------------------------------------
At end of year                              $   7,876,848       $   18,553,605
--------------------------------------------------------------------------------


                        See notes to financial statements

Emerging Markets Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------
                                                                 1998          1997           1996          1995         1994 (1)
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
---------------------------------------------------------------------------------------------------------------------------------
Net expenses (2)                                                  1.71%         1.53%          1.54%         2.58%        0.00%
Net expenses after custodian fee reduction                        1.41%         1.35%          1.32%         2.58%          --
Net investment income (loss)                                      0.37%         0.08%          0.14%        (1.00)%       0.00%
Portfolio Turnover                                                 117%          160%           125%           98%           0%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                         $7,877       $18,554        $10,659        $3,587       $1,195
---------------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the
    Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses (2)                                                      1.87%         1.81%          2.24%         5.24%        2.21%(3)
Expenses after custodian fee reduction                            1.57%         1.63%          2.02%         5.24%          --
Net investment income (loss)                                      0.21%        (0.20)%        (0.56)%       (3.66)%      (2.21)%(3)
---------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, November 30, 1994, to December 31, 1994.
(2) The expense ratios for the year ended December 31, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the prior period has not been adjusted to reflect this change.
(3) Annualized.


                        See notes to financial statements

Emerging Markets Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States.

  A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

  C Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
  Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  F Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

  G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates

Emerging Markets Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

  of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  I Other -- Investment transactions are accounted for on a trade date basis.

  J Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1998, the adviser fee was 0.75% of average daily net assets and amounted to $91,187. To enhance the net income of the Portfolio the Adviser made a reduction of the investment adviser fee of $14,847. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1998, the administration fee was 0.25% of average daily net assets and amounted to $30,396. To enhance the net income of the Portfolio, the administrator reduced fees in the amount of $4,950. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers and/or directors/trustees of the above organizations.

3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $13,277,680 and $16,752,321, respectively.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, are as follows:


  Aggregate cost                                                   $  8,375,207
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                    $    992,806

  Gross unrealized depreciation                                      (1,497,728)
  -----------------------------------------------------------------------------

  Net unrealized depreciation                                      $   (504,922)
  -----------------------------------------------------------------------------

5 Line of Credit
  -----------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At December 31, 1998, the Portfolio had a balance outstanding pursuant to this line of credit of $285,000.

Emerging Markets Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


6 Risks Associated with Foreign Investments
  ------------------------------------------------------------------------------
  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investment in foreign securities also involves the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1998, the Portfolio had one open forward foreign currency exchange contract. The settlement date of the contract was January 4, 1999. The contract was for the purchase of 1,518,207 Philippine Pesos. This translated to $39,220 and the contract was valued at $39,054 resulting in unrealized depreciation amounting to $166.

  At December 31, 1998 the Portfolio had sufficient cash and/or securities to cover the commitment under this contract.

Emerging Markets Portfolio as of December 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of Emerging Markets Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Portfolio (the Portfolio) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997 and the supplementary data for each of the years in the four-year period ended December 31, 1998 and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. Where replies were not received alternative audit procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Emerging Markets Portfolio at December 31, 1998, and the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                                        DELOITTE & TOUCHE LLP
                                                        Boston, Massachusetts
                                                        February 12, 1999

Eaton Vance Emerging Markets Fund as of December 31, 1998

INVESTMENT MANAGEMENT



Eaton Vance Emerging Markets Fund


Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary



Trustees

Jessica M. Bibliowicz
President and Chief Operating Officer
John A. Levin & Co.
Director, Baker, Fentress & Company

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Emerging Markets Portfolio


Officers

Hon. Robert Lloyd George
President, Trustee

James B. Hawkes
Vice President, Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President,
Assistant Treasurer

James L. O'Connor
Vice President, Treasurer

Alan R. Dynner
Secretary



Trustees

Hon. Edward K. Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

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

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

                      This Page Intentionally Left Blank

Investment Adviser of
Emerging Markets Portfolio
Lloyd George Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of
Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123





Eaton Vance
Emerging Markets Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund,
including its soles charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                      EMSRC.2/99